~~______________________________________________________________________________________________________~~
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 5, 2021
_______________________________
Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Realogy Holdings Corp.	Common Stock, par value $0.01 per share	RLGY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
~~______________________________________________________________________________________________________~~

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described in Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting of Stockholders of Realogy Holdings Corp. (“Realogy Holdings” or the “Company”) held on May 5, 2021 (the “2021 Annual Meeting”), upon the recommendation of the Board of Directors (the “Board”), the Company’s stockholders approved the Realogy Holdings Corp. Amended and Restated 2018 Long-Term Incentive Plan.
A summary of the Amended & Restated 2018 Long-Term Incentive Plan was included in the Company’s definitive proxy statement, as amended by Amendment No. 1, filed with the Securities and Exchange Commission on March 22, 2021 (the “Proxy Statement”) under the section captioned "Proposal 4. Approval of the Amended & Restated 2018 Long-Term Incentive Plan" and is incorporated herein by reference. The summary of the Amended & Restated 2018 Long-Term Incentive Plan contained in the Proxy Statement is qualified in its entirety by reference to the full text of the Amended & Restated 2018 Long-Term Incentive Plan, which is filed as Exhibit 10.1 to this report.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As described in Item 5.07 of this Current Report on Form 8-K, at the 2021 Annual Meeting, upon the recommendation of the Board, the Company’s stockholders approved the amendment of the Company’s Amended and Restated Certificate of Incorporation to clarify the Board's ability to adopt, amend, alter or repeal the Company’s Amended and Restated Bylaws (the “Bylaws”).
The Company’s Fifth Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) became effective upon filing with the Secretary of State of the State of Delaware on May 5, 2021. A copy of the Certificate of Incorporation is attached as Exhibit 3.1 hereto and is incorporated by reference into this Item 5.03.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the 2021 Annual Meeting, the following matters were submitted to a vote of stockholders of Realogy Holdings and the voting results were as follows:
1. Election of Directors: The eleven nominees named in the Proxy Statement were elected to serve a one-year term expiring at the 2022 Annual Meeting of Stockholders and until their successors are duly elected and qualified, based upon the following votes:

Director Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Fiona P. Dias	93,996,365	1,904,440	33,161	8,919,578
Matthew J. Espe	93,717,863	2,174,774	41,329	8,919,578
V. Ann Hailey	92,558,764	3,321,469	53,733	8,919,578
Bryson R. Koehler	95,012,138	874,676	47,152	8,919,578
Duncan L. Niederauer	93,892,901	1,995,733	45,332	8,919,578
Ryan M. Schneider	95,017,710	869,605	46,651	8,919,578
Enrique Silva	95,029,462	872,189	32,315	8,919,578
Sherry M. Smith	94,337,971	1,564,854	31,141	8,919,578
Christopher S. Terrill	87,058,052	8,829,362	46,552	8,919,578
Felicia Williams	95,198,002	702,347	33,617	8,919,578
Michael J. Williams	93,997,692	1,894,738	41,536	8,919,578
2. Advisory Vote of the Compensation of our Named Executive Officers: The proposal to approve, on an advisory basis, the compensation of the named executive officers of Realogy Holdings, as described in the Proxy Statement, was approved by the following votes:

Votes For	Votes Against		Abstain	Broker Non-Votes
86,294,280	9,542,056	`	97,630	8,919,578

3. Ratification of Appointment of Independent Registered Accounting Firm: The appointment of PricewaterhouseCoopers LLP to serve as Realogy Holdings' independent registered accounting firm for fiscal year 2021 was ratified as follows:

Votes For	Votes Against	Abstain
104,318,330	494,937	40,277
4. Approval of the Amended & Restated 2018 Long-Term Incentive Plan: The proposal to approve Company’s Amended & Restated 2018 Long-Term Incentive Plan, as described in the Proxy Statement, was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
73,756,413	22,116,298	61,255	8,919,578
5. Approval of an Amendment to Realogy Holdings’ Certificate of Incorporation to Clarify the Board’s Ability to Adopt, Amend, Alter or Repeal Realogy Holdings’ Bylaws: The proposal to approve an amendment to the Certificate of Incorporation to clarify the Board’s ability to adopt, amend, alter or repeal the Company’s Bylaws, as described in the Proxy Statement, was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
94,527,751	1,334,923	71,292	8,919,578

Item 8.01.	Other Events.
Exhibit 4.1 to this Current Report on Form 8-K sets forth a description of the Company's securities registered under Section 12 of the Securities Exchange Act of 1934, as amended, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
3.1	Fifth Amended and Restated Certificate of Incorporation of Realogy Holdings Corp.
4.1	Description of the Registrant’s Securities Registered Pursuant to Section 12 of the Securities Exchange Act of 1934
10.1	Realogy Holdings Corp. Amended & Restated 2018 Long-Term Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY HOLDINGS CORP.

By:	/s/ Marilyn J. Wasser
Marilyn J. Wasser, Executive Vice President, General Counsel and Corporate Secretary
Date: May 5, 2021

EXHIBIT INDEX

Exhibit No.	Description
3.1	Fifth Amended and Restated Certificate of Incorporation of Realogy Holdings Corp.
4.1	Description of the Registrant’s Securities Registered Pursuant to Section 12 of the Securities Exchange Act of 1934
10.1	Realogy Holdings Corp. Amended & Restated 2018 Long-Term Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).